                                   EXHIBIT 1
                                  "SCHEDULE A

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                   -------------------------

Invesco V.I. Balanced-Risk Allocation Fund  Series I Shares
                                            Series II Shares

Invesco V.I. Core Equity Fund               Series I Shares
                                            Series II Shares

Invesco V.I. Diversified Income Fund        Series I Shares
                                            Series II Shares

Invesco V.I. Core Plus Bond Fund            Series I Shares
                                            Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund  Series I Shares
                                            Series II Shares

Invesco V.I. Global Core Equity Fund        Series I Shares
                                            Series II Shares

Invesco V.I. Global Health Care Fund        Series I Shares
                                            Series II Shares

Invesco V.I. Global Real Estate Fund        Series I Shares
                                            Series II Shares

Invesco V.I. Government Securities Fund     Series I Shares
                                            Series II Shares

Invesco V.I. High Yield Fund                Series I Shares
                                            Series II Shares

Invesco V.I. International Growth Fund      Series I Shares
                                            Series II Shares

Invesco V.I. Mid Cap Core Equity Fund       Series I Shares
                                            Series II Shares

Invesco V.I. Money Market Fund              Series I Shares
                                            Series II Shares

Invesco V.I. S&P 500 Index Fund             Series I Shares
                                            Series II Shares

Invesco V.I. Small Cap Equity Fund          Series I Shares
                                            Series II Shares

Invesco V.I. Technology Fund                Series I Shares
                                            Series II Shares

PORTFOLIO                              CLASSES OF EACH PORTFOLIO
---------                              -------------------------

Invesco V.I. Managed Volatility Fund   Series I Shares
                                       Series II Shares

Invesco V.I. American Franchise Fund   Series I Shares
                                       Series II Shares

Invesco V.I. American Value Fund       Series I Shares
                                       Series II Shares

Invesco V.I. Comstock Fund             Series I Shares
                                       Series II Shares

Invesco V.I. Equity and Income Fund    Series I Shares
                                       Series II Shares

Invesco V.I. Growth and Income Fund    Series I Shares
                                       Series II Shares

Invesco V.I. Mid Cap Growth Fund       Series I Shares
                                       Series II Shares

Invesco V.I. Value Opportunities Fund  Series I Shares
                                       Series II Shares"

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

       This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

       For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

       For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

       For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

       For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

       It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

       IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
           AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
           AIM FUNDS GROUP (INVESCO FUNDS GROUP)
           AIM GROWTH SERIES (INVESCO GROWTH SERIES)
           AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL
           FUNDS)
           AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES
           FUNDS)
           AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
           AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
           AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
           INVESCO HIGH INCOME TRUST II
           INVESCO MANAGEMENT TRUST
           INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
           INVESCO QUALITY MUNICIPAL INCOME TRUST
           INVESCO SECURITIES TRUST
           INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
           INVESCO VALUE MUNICIPAL INCOME TRUST
           SHORT-TERM INVESTMENTS TRUST
           on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

           By:     /s/ John M. Zerr
                   ----------------------

           Title:  Senior Vice President
                   ----------------------

           INVESCO ADVISERS, INC.

           By:     /s/ John M. Zerr
                   ----------------------

           Title:  Senior Vice President
                   ----------------------

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                  ------------ ---------- ------------------ -----------------

Invesco American Franchise Fund
   Class A Shares                                     Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                                     Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                                     Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                                     Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                                    Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                                    Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                                     Contractual     1.75%      July 1, 2013      June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                                     Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                                     Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                                     Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                                     Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                                     Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                                     Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                                     Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                                     Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                                    Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                                    Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                                     Contractual     0.59%    January 1, 2014   December 31, 2014
Invesco Core Plus Bond Fund
   Class A Shares                                     Contractual     0.86%    January 1, 2015   December 31, 2015
   Class B Shares                                     Contractual     1.61%    January 1, 2015   December 31, 2015
   Class C Shares                                     Contractual     1.61%    January 1, 2015   December 31, 2015
   Class R Shares                                     Contractual     1.11%    January 1, 2015   December 31, 2015
   Class R5 Shares                                    Contractual     0.61%    January 1, 2015   December 31, 2015
   Class R6 Shares                                    Contractual     0.61%    January 1, 2015   December 31, 2015
   Class Y Shares                                     Contractual     0.61%    January 1, 2015   December 31, 2015

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                     Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                                     Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                     Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                                     Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                                    Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                     Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                                     Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                                     Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                                     Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                                     Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                                    Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                                    Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                                     Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                                     Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                                     Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                                     Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                                    Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                                    Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                                     Contractual     1.25%    October 3, 2008     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                           CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                       ------------ --------------------  ------------------ -----------------

Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual          2.00%            July 1, 2009      June 30, 2015
   Class B Shares                          Contractual          2.75%            July 1, 2009      June 30, 2015
   Class C Shares                          Contractual          2.75%            July 1, 2009      June 30, 2015
   Class R5 Shares                         Contractual          1.75%            July 1, 2009      June 30, 2015
   Class R6 Shares                         Contractual          1.75%         September 24, 2012   June 30, 2015
   Class Y Shares                          Contractual          1.75%            July 1, 2009      June 30, 2015
Invesco Growth and Income Fund
   Class A Shares                          Contractual          2.00%            July 1, 2012      June 30, 2015
   Class B Shares                          Contractual          2.75%            July 1, 2012      June 30, 2015
   Class C Shares                          Contractual          2.75%            July 1, 2012      June 30, 2015
   Class R Shares                          Contractual          2.25%            July 1, 2012      June 30, 2015
   Class R5 Shares                         Contractual          1.75%            July 1, 2012      June 30, 2015
   Class R6 Shares                         Contractual          1.75%         September 24, 2012   June 30, 2015
   Class Y Shares                          Contractual          1.75%            July 1, 2012      June 30, 2015

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual          2.00%            July 1, 2012      June 30, 2015
   Class B Shares                          Contractual          2.75%            July 1, 2012      June 30, 2015
   Class C Shares                          Contractual          2.75%            July 1, 2012      June 30, 2015
   Class R Shares                          Contractual          2.25%            July 1, 2012      June 30, 2015
   Class R5 Shares                         Contractual          1.75%            July 1, 2012      June 30, 2015
   Class Y Shares                          Contractual          1.75%            July 1, 2012      June 30, 2015
   Investor Class Shares                   Contractual          2.00%            July 1, 2012      June 30, 2015

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual          1.50%            July 1, 2012      June 30, 2015
   Class B Shares                          Contractual          2.25%            July 1, 2012      June 30, 2015
   Class C Shares                          Contractual          2.25%            July 1, 2012      June 30, 2015
   Class Y Shares                          Contractual          1.25%            July 1, 2012      June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual          2.00%            July 1, 2012      June 30, 2015
   Class B Shares                          Contractual          2.75%            July 1, 2012      June 30, 2015
   Class C Shares                          Contractual          2.75%            July 1, 2012      June 30, 2015
   Class Y Shares                          Contractual          1.75%            July 1, 2012      June 30, 2015

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual          2.00%            July 1, 2012      June 30, 2015
   Class B Shares                          Contractual          2.75%            July 1, 2012      June 30, 2015
   Class C Shares                          Contractual          2.75%            July 1, 2012      June 30, 2015
   Class R5 Shares                         Contractual          1.75%         September 24, 2012   June 30, 2015
   Class R6 Shares                         Contractual          1.75%         September 24, 2012   June 30, 2015
   Class Y Shares                          Contractual          1.75%            July 1, 2012      June 30, 2015

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2015
   Class C Shares                          Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class R Shares                          Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2015
   Class R5 Shares                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class R6 Shares                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class Y Shares                          Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015

See page 16 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ------------------ -------------

Invesco Charter Fund
   Class A Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                                Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2009    June 30, 2015

Invesco Diversified Dividend Fund
   Class A Shares                                Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                               Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares                         Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                                Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                                Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ------------------ -------------

Invesco European Small Company Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                                Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                               Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International Small Company Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                               Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ------------------ -------------

Invesco Small Cap Equity Fund
   Class A Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2009    June 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ ----------------

Invesco Alternative Strategies Fund
   Class A Shares                             Contractual     0.52%    October 14, 2014  October 31, 2016
   Class C Shares                             Contractual     1.27%    October 14, 2014  October 31, 2016
   Class R Shares                             Contractual     0.77%    October 14, 2014  October 31, 2016
   Class R5 Shares                            Contractual     0.27%    October 14, 2014  October 31, 2016
   Class R6 Shares                            Contractual     0.27%    October 14, 2014  October 31, 2016
   Class Y Shares                             Contractual     0.27%    October 14, 2014  October 31, 2016

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                            Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                             Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                             Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                            Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                             Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                            Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                            Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                            Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                             Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                            Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                             Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                             Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                            Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                             Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                            Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                            Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                            Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                             Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                            Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                             Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                             Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                            Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                             Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                            Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                            Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                            Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                             Contractual     0.00%    November 4, 2009   April 30, 2016

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------  ------------------ --------------

Invesco Income Allocation Fund
   Class A Shares                      Contractual          0.25%            May 1, 2012     April 30, 2016
   Class B Shares                      Contractual          1.00%            May 1, 2012     April 30, 2016
   Class C Shares                      Contractual          1.00%            May 1, 2012     April 30, 2016
   Class R Shares                      Contractual          0.50%            May 1, 2012     April 30, 2016
   Class R5 Shares                     Contractual          0.00%            May 1, 2012     April 30, 2016
   Class Y Shares                      Contractual          0.00%            May 1, 2012     April 30, 2016

Invesco International Allocation Fund
   Class A Shares                      Contractual          2.25%            May 1, 2012     June 30, 2015
   Class B Shares                      Contractual          3.00%            May 1, 2012     June 30, 2015
   Class C Shares                      Contractual          3.00%            May 1, 2012     June 30, 2015
   Class R Shares                      Contractual          2.50%            May 1, 2012     June 30, 2015
   Class R5 Shares                     Contractual          2.00%            May 1, 2012     June 30, 2015
   Class Y Shares                      Contractual          2.00%            May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual          2.00%            July 1, 2009    June 30, 2015
   Class B Shares                      Contractual          2.75%            July 1, 2009    June 30, 2015
   Class C Shares                      Contractual          2.75%            July 1, 2009    June 30, 2015
   Class R Shares                      Contractual          2.25%            July 1, 2009    June 30, 2015
   Class R5 Shares                     Contractual          1.75%            July 1, 2009    June 30, 2015
   Class R6 Shares                     Contractual          1.75%         September 24, 2012 June 30, 2015
   Class Y Shares                      Contractual          1.75%            July 1, 2009    June 30, 2015

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual          1.50%            July 1, 2012    June 30, 2015
   Class B Shares                      Contractual          2.25%            July 1, 2012    June 30, 2015
   Class C Shares                      Contractual          2.25%            July 1, 2012    June 30, 2015
   Class R Shares                      Contractual          1.75%            July 1, 2012    June 30, 2015
   Class R5 Shares                     Contractual          1.25%            July 1, 2012    June 30, 2015
   Class S Shares                      Contractual          1.40%            July 1, 2012    June 30, 2015
   Class Y Shares                      Contractual          1.25%            July 1, 2012    June 30, 2015

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2016
   Class C Shares                      Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class R Shares                      Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2016
   Class R5 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class R6 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class Y Shares                      Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual          2.00%            July 1, 2009    June 30, 2015
   Class B Shares                      Contractual          2.75%            July 1, 2009    June 30, 2015
   Class C Shares                      Contractual          2.75%            July 1, 2009    June 30, 2015
   Class R Shares                      Contractual          2.25%            July 1, 2009    June 30, 2015
   Class R5 Shares                     Contractual          1.75%            July 1, 2009    June 30, 2015
   Class R6 Shares                     Contractual          1.75%         September 24, 2012 June 30, 2015
   Class Y Shares                      Contractual          1.75%            July 1, 2009    June 30, 2015
   Investor Class Shares               Contractual          2.00%            July 1, 2009    June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual          1.50%            July 1, 2012    June 30, 2015
   Class B Shares                      Contractual          2.25%            July 1, 2012    June 30, 2015
   Class C Shares                      Contractual          2.25%            July 1, 2012    June 30, 2015
   Class R5 Shares                     Contractual          1.25%            July 1, 2012    June 30, 2015
   Class Y Shares                      Contractual          1.25%            July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco European Growth Fund                Contractual     2.25%      July 1, 2009      June 30, 2015
   Class A Shares                           Contractual     3.00%      July 1, 2009      June 30. 2015
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                           Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                           Contractual     2.25%      July 1, 2009      June 30, 2015
   Investor Class Shares

Invesco Global Growth Fund
   Class A Shares                           Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                           Contractual     3.00%    January 1, 2013     June 30. 2015
   Class C Shares                           Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                          Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                          Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                           Contractual     2.00%    January 1, 2013     June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 29, 2016
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 29, 2016
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 29, 2016
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 29, 2016
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 29, 2016
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 29, 2016

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco International Core Equity Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                          Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco International Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                           Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                           Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                           Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                          Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                          Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                           Contractual     2.00%      July 1, 2013      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------

Invesco Select Opportunities Fund
   Class A Shares                           Contractual     1.51%     August 1, 2012   February 29, 2016
   Class C Shares                           Contractual     2.26%     August 1, 2012   February 29, 2016
   Class R Shares                           Contractual     1.76%     August 1, 2012   February 29, 2016
   Class R5 Shares                          Contractual     1.26%     August 1, 2012   February 29, 2016
   Class R6 Shares                          Contractual     1.26%   September 24, 2012 February 29, 2016
   Class Y Shares                           Contractual     1.26%     August 1, 2012   February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------

Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 29, 2016
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 29, 2016
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 29, 2016
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 29, 2016
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 29, 2016
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 29, 2016
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015
Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2015

Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 29, 2016
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 29, 2016
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 29, 2016
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 29, 2016
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 29, 2016
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 29, 2016

See page 16 for footnotes to Exhibit A.

                                             CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                         ------------ --------------------  ------------------ -----------------

Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                            Contractual          1.24%           June 14, 2010    February 29, 2016
   Class B Shares                            Contractual          1.99%           June 14, 2010    February 29, 2016
   Class C Shares                            Contractual          1.99%           June 14, 2010    February 29, 2016
   Class R Shares                            Contractual          1.49%           June 14, 2010    February 29, 2016
   Class Y Shares                            Contractual          0.99%           June 14, 2010    February 29, 2016
   Class R5 Shares                           Contractual          0.99%           June 14, 2010    February 29, 2016
   Class R6 Shares                           Contractual          0.99%         September 24, 2012 February 29, 2016

Invesco Endeavor Fund
   Class A Shares                            Contractual          2.00%            July 1, 2009      June 30. 2015
   Class B Shares                            Contractual          2.75%            July 1, 2009      June 30, 2015
   Class C Shares                            Contractual          2.75%            July 1, 2009      June 30, 2015
   Class R Shares                            Contractual          2.25%            July 1, 2009      June 30, 2015
   Class R5 Shares                           Contractual          1.75%            July 1, 2009      June 30, 2015
   Class R6 Shares                           Contractual          1.75%         September 24, 2012   June 30, 2015
   Class Y Shares                            Contractual          1.75%            July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                            Contractual          2.00%            July 1, 2012      June 30. 2015
   Class B Shares                            Contractual          2.75%            July 1, 2012      June 30, 2015
   Class C Shares                            Contractual          2.75%            July 1, 2012      June 30, 2015
   Class Y Shares                            Contractual          1.75%            July 1, 2012      June 30, 2015
   Investor Class Shares                     Contractual          2.00%            July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                            Contractual          1.40%            May 2, 2014     February 29, 2016
   Class C Shares                            Contractual          2.15%            May 2, 2014     February 29, 2016
   Class R Shares                            Contractual          1.65%            May 2, 2014     February 29, 2016
   Class Y Shares                            Contractual          1.15%            May 2, 2014     February 29, 2016
   Class R5 Shares                           Contractual          1.15%            May 2, 2014     February 29, 2016
   Class R6 Shares                           Contractual          1.15%            May 2, 2014     February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                            Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                            Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Market Neutral Fund
   Class A Shares                            Contractual          1.62%         December 17, 2013  February 29, 2016
   Class C Shares                            Contractual          2.37%         December 17, 2013  February 29, 2016
   Class R Shares                            Contractual          1.87%         December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual          1.37%         December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual          1.37%         December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual          1.37%         December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                            Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                            Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                            Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

See page 16 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------

Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 29, 2016
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 29, 2016
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 29, 2016
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 29, 2016
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 29, 2016
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 29, 2016

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  February 29, 2016
   Class C Shares                             Contractual     2.62%   December 17, 2013  February 29, 2016
   Class R Shares                             Contractual     2.12%   December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual     1.62%   December 17, 2013  February 29, 2016

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  February 29, 2016
   Class C Shares                             Contractual     2.47%   December 17, 2013  February 29, 2016
   Class R Shares                             Contractual     1.97%   December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual     1.47%   December 17, 2013  February 29, 2016
Invesco MLP Fund
   Class A Shares                             Contractual     1.50%    August 29, 2014   February 29, 2016
   Class C Shares                             Contractual     2.25%    August 29, 2014   February 29, 2016
   Class R Shares                             Contractual     1.75%    August 29, 2014   February 29, 2016
   Class R5 Shares                            Contractual     1.25%    August 29, 2014   February 29, 2016
   Class R6 Shares                            Contractual     1.25%    August 29, 2014   February 29, 2016
   Class Y Shares                             Contractual     1.25%    August 29, 2014   February 29, 2016

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  February 29, 2016
   Class C Shares                             Contractual     2.18%   December 17, 2013  February 29, 2016
   Class R Shares                             Contractual     1.68%   December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual     1.18%   December 17, 2013  February 29, 2016

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  February 29, 2016
   Class C Shares                             Contractual     2.62%   December 17, 2013  February 29, 2016
   Class R Shares                             Contractual     2.12%   December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual     1.62%   December 17, 2013  February 29, 2016

Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares                             Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                 CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                             ------------ --------------------  ------------------ -----------------

Invesco Premium Income Fund
   Class A Shares                Contractual          0.89%         December 13, 2011  February 28, 2015
   Class C Shares                Contractual          1.64%         December 13, 2011  February 28, 2015
   Class R Shares                Contractual          1.14%         December 13, 2011  February 28, 2015
   Class R5 Shares               Contractual          0.64%         December 13, 2011  February 28, 2015
   Class R6 Shares               Contractual          0.64%         September 24, 2012 February 28, 2015
   Class Y Shares                Contractual          0.64%         December 13, 2011  February 28, 2015

Invesco Premium Income Fund
   Class A Shares                Contractual          1.05%           March 1, 2015    February 29, 2016
   Class C Shares                Contractual          1.80%           March 1, 2015    February 29, 2016
   Class R Shares                Contractual          1.30%           March 1, 2015    February 29, 2016
   Class R5 Shares               Contractual          0.80%           March 1, 2015    February 29, 2016
   Class R6 Shares               Contractual          0.80%           March 1, 2015    February 29, 2016
   Class Y Shares                Contractual          0.80%           March 1, 2015    February 29, 2016

Invesco Select Companies Fund
   Class A Shares                Contractual          2.00%            July 1, 2009      June 30. 2015
   Class B Shares                Contractual          2.75%            July 1, 2009      June 30, 2015
   Class C Shares                Contractual          2.75%            July 1, 2009      June 30, 2015
   Class R Shares                Contractual          2.25%            July 1, 2009      June 30, 2015
   Class R5 Shares               Contractual          1.75%            July 1, 2009      June 30, 2015
   Class Y Shares                Contractual          1.75%            July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares                Contractual  0.85% less net AFFE*     May 2, 2014     February 29, 2016
   Class C Shares                Contractual  1.60% less net AFFE*     May 2, 2014     February 29, 2016
   Class R Shares                Contractual  1.10% less net AFFE*     May 2, 2014     February 29, 2016
   Class Y Shares                Contractual  0.60% less net AFFE*     May 2, 2014     February 29, 2016
   Class R5 Shares               Contractual  0.60% less net AFFE*     May 2, 2014     February 29, 2016
   Class R6 Shares               Contractual  0.60% less net AFFE*     May 2, 2014     February 29, 2016

Invesco Unconstrained Bond Fund
   Class A Shares                Contractual  1.04% less net AFFE*   October 14, 2014  February 29, 2016
   Class C Shares                Contractual  1.79% less net AFFE*   October 14, 2014  February 29, 2016
   Class R Shares                Contractual  1.29% less net AFFE*   October 14, 2014  February 29, 2016
   Class Y Shares                Contractual  0.79% less net AFFE*   October 14, 2014  February 29, 2016
   Class R5 Shares               Contractual  0.79% less net AFFE*   October 14, 2014  February 29, 2016
   Class R6 Shares               Contractual  0.79% less net AFFE*   October 14, 2014  February 29, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------

Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2015
Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                    ------------ ----------  ------------------ -------------

Invesco High Yield Fund
   Class A Shares                       Contractual      1.50%      July 1, 2013    June 30, 2015
   Class B Shares                       Contractual      2.25%      July 1, 2013    June 30, 2015
   Class C Shares                       Contractual      2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual      1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual      1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual      1.25%      July 1, 2013    June 30, 2015
   Investor Class Shares                Contractual      1.50%      July 1, 2013    June 30, 2015

Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual      1.50%      July 1, 2012    June 30, 2015
   Class A2 Shares                      Contractual      1.40%      July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual      1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual      1.25%      July 1, 2012    June 30, 2015

Invesco Real Estate Fund
   Class A Shares                       Contractual      2.00%      July 1, 2012    June 30, 2015
   Class B Shares                       Contractual      2.75%      July 1, 2012    June 30, 2015
   Class C Shares                       Contractual      2.75%      July 1, 2012    June 30, 2015
   Class R Shares                       Contractual      2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual      1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                      Contractual      1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                       Contractual      1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual      2.00%      July 1, 2012    June 30, 2015

Invesco Short Term Bond Fund
   Class A Shares                       Contractual      1.40%      July 1, 2013    June 30, 2015
   Class C Shares                       Contractual     1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                       Contractual      1.75%      July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual      1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual      1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual      1.25%      July 1, 2013    June 30, 2015

Invesco U.S. Government Fund
   Class A Shares                       Contractual      1.50%      July 1, 2012    June 30, 2015
   Class B Shares                       Contractual      2.25%      July 1, 2012    June 30, 2015
   Class C Shares                       Contractual      2.25%      July 1, 2012    June 30, 2015
   Class R Shares                       Contractual      1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual      1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual      1.25%      July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual      1.50%      July 1, 2012    June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT    EXPIRATION DATE
----                                   ------------ ---------- ------------------ ---------------

Invesco American Value Fund
   Class A Shares                      Contractual     2.00%      July 1, 2013     June 30, 2015
   Class B Shares                      Contractual     2.75%      July 1, 2013     June 30, 2015
   Class C Shares                      Contractual     2.75%      July 1, 2013     June 30, 2015
   Class R Shares                      Contractual     2.25%      July 1, 2013     June 30, 2015
   Class R5 Shares                     Contractual     1.75%      July 1, 2013     June 30, 2015
   Class R6 Shares                     Contractual     1.75%      July 1, 2013     June 30, 2015
   Class Y Shares                      Contractual     1.75%      July 1, 2013     June 30, 2015
Invesco Comstock Fund
   Class A Shares                      Contractual     2.00%      July 1, 2012     June 30, 2015
   Class B Shares                      Contractual     2.75%      July 1, 2012     June 30, 2015
   Class C Shares                      Contractual     2.75%      July 1, 2012     June 30, 2015
   Class R Shares                      Contractual     2.25%      July 1, 2012     June 30, 2015
   Class R5 Shares                     Contractual     1.75%      July 1, 2012     June 30, 2015
   Class R6 Shares                     Contractual     1.75%   September 24, 2012  June 30, 2015
   Class Y Shares                      Contractual     1.75%      July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------

Invesco Energy Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2009     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2015

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014 August 31, 2015
   Class B Shares                    Contractual     1.89%   September 1, 2014 August 31, 2015
   Class C Shares                    Contractual     1.89%   September 1, 2014 August 31, 2015
   Class R5 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2015
   Class R6 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2015
   Class Y Shares                    Contractual     0.89%   September 1, 2014 August 31, 2015
   Investor Class Shares             Contractual     1.14%   September 1, 2014 August 31, 2015

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     1.15%     July 15, 2013    July 31, 2015
   Class B Shares                    Contractual     1.90%     July 15, 2013    July 31, 2015
   Class C Shares                    Contractual     1.90%     July 15, 2013    July 31, 2015
   Class R Shares                    Contractual     1.40%     July 15, 2013    July 31, 2015
   Class R5 Shares                   Contractual     0.90%     July 15, 2013    July 31, 2015
   Class R6 Shares                   Contractual     0.90%     July 15, 2013    July 31, 2015
   Class Y Shares                    Contractual     0.90%     July 15, 2013    July 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2015

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2015
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2015
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2015
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2015

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R Shares                    Contractual     2.25%     July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------

Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2015
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2015
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2015
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2015
Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2015
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2015
Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015
Invesco Tax-Free Intermediate Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2015
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015

                           INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------

Invesco Conservative Income Fund
   Institutional Class            Contractual     0.28%       July 1, 2014     December 31, 2015

                           INVESCO SECURITIES TRUST

                        CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                     VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                    ------------  --------------------- -----------------  ------------------

Invesco Balanced-Risk
  Aggressive
  Allocation Fund       Contractual   1.15% less net AFFE*  January 16, 2013   February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                ------------  ----------  -----------------  -----------------

Government & Agency Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2015

Government Tax Advantage Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.39%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2015

Liquid Assets Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual    0.34%        July 1, 2009     December 31, 2015

STIC Prime Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2015

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual   0.33%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.28%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.25%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.80%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.50%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.12%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.41%/2/      July 1, 2009     December 31, 2015

Treasury Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2015
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2015
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2015
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2015
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2015
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                           ------------ -------------------  ----------------- --------------

Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%           July 1, 2014    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2014    June 30, 2015

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2015

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2016
   Series II Shares                            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2016

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%           May 1, 2013     April 30, 2016
   Series II Shares                            Contractual         1.03%           May 1, 2013     April 30, 2016

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%          April 30, 2015   April 30, 2016
   Series II Shares                            Contractual         0.86%          April 30, 2015   April 30, 2016

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2015

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         1.75%           July 1, 2012    June 30, 2015

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.50%           July 1, 2012    June 30, 2015

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%           May 1. 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%           May 1. 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1, 2013     April 30, 2016
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2016

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                      Contractual     1.28%    April 30, 2014   April 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%     May 1, 2015     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2015     June 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------

Invesco California Value Municipal Income Trust          Voluntary      0.52%    August 27, 2012       N/A

                         INVESCO HIGH INCOME TRUST II

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------

Invesco High Income Trust II                          Voluntary      1.10%    August 27, 2012  December 31, 2014

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------

Invesco Municipal Income Opportunities Trust          Voluntary      0.67%    August 27, 2012  December 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------

Invesco Quality Municipal Income Trust                   Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------

Invesco Trust for Investment Grade New York Municipals   Voluntary      0.69%    August 27, 2012       N/A

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------

Invesco Value Municipal Income Trust                  Voluntary      0.46%   October 15, 2012  December 31, 2014

Invesco Value Municipal Income Trust                  Voluntary      0.70%   January 1, 2015          N/A

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

       This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

       For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

       For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

       1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

          (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

          (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

       2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

       Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

       It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

       IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO      INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                  INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)  INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)    FUND
AIM GROWTH SERIES (INVESCO GROWTH        INVESCO EXCHANGE FUND
SERIES)                                  INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS           INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)     INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO            OPPORTUNITIES TRUST
INVESTMENT FUNDS)                        INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS          INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)    INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)  INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO            INVESCO QUALITY MUNICIPAL INCOME TRUST
TAX-EXEMPT FUNDS)                        INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO    INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)                INVESCO SENIOR LOAN FUND
AIM VARIABLE INSURANCE FUNDS (INVESCO    INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)                MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME       INVESCO TRUST FOR INVESTMENT GRADE
TRUST II                                 NEW YORK MUNICIPALS
INVESCO BOND FUND                        INVESCO VALUE MUNICIPAL INCOME TRUST

           on behalf of the Funds listed in
           the Exhibit to this Memorandum of
           Agreement

           By:    /s/ John M. Zerr
                  -----------------------------
           Title: Senior Vice President

           INVESCO ADVISERS, INC.

           By:    /s/ John M. Zerr
                  -----------------------------
           Title: Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO
COUNSELOR                                                               EXPIRATION
SERIES TRUST)             WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
-------------   ---------------------------------------  -------------- ----------
 Invesco        Invesco will waive advisory fees in an     4/30/2014    06/30/2016
 Strategic         amount equal to the advisory fees
 Real Return        earned on underlying affiliated
 Fund                         investments


AIM INVESTMENT
FUNDS
(INVESCO
INVESTMENT                                                              EXPIRATION
FUNDS                     WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------  ---------------------------------------  -------------- ----------

 Invesco        Invesco will waive advisory fees in an     12/17/2013   06/30/2016
 Global            amount equal to the advisory fees
 Targeted           earned on underlying affiliated
 Returns Fund                 investments
 Invesco        Invesco will waive advisory fees in an      5/2/2014    06/30/2016
 Strategic         amount equal to the advisory fees
 Income Fund        earned on underlying affiliated
                              investments
 Invesco        Invesco will waive advisory fees in an     10/14/2014   06/30/2016
 Unconstrained     amount equal to the advisory fees
 Bond Fund          earned on underlying affiliated
                              investments


AIM TREASURER'S
SERIES TRUST
(INVESCO
TREASURER'S                                                             EXPIRATION
SERIES TRUST)             WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------- ---------------------------------------  -------------- ----------
 Premier        Invesco will waive advisory fees in the     2/1/2011    12/31/2015
 Portfolio      amount of 0.07% of the Fund's average
                daily net assets
 Premier U.S.                                               2/1/2011    12/31/2015
 Government     Invesco will waive advisory fees in the
 Money          amount of 0.07% of the Fund's average
 Portfolio      daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                      --------------   ---------------

Invesco American Franchise Fund               February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------

Invesco Charter Fund                              July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2016
Invesco Summit Fund                               July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------

Invesco European Small Company Fund               July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2016
Invesco International Small Company Fund          July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------

Invesco Alternative Strategies Fund           February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------

Invesco Asia Pacific Growth Fund                  July 1, 2007   June 30, 2016
Invesco European Growth Fund                      July 1, 2007   June 30, 2016
Invesco Global Growth Fund                        July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund        July 1, 2007   June 30, 2016
Invesco International Core Equity Fund            July 1, 2007   June 30, 2016
Invesco International Growth Fund                 July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------

Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2016
Invesco China Fund                              July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2016
Invesco Endeavor Fund                           July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/      September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/      December 17, 2013   June 30, 2016
Invesco International Total Return Fund         July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2016
Invesco MLP Fund                              August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2016
Invesco Premium Income Fund                  December 13, 2011   June 30, 2016
Invesco Select Companies Fund                   July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                   May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund               October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------

Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2016
Invesco High Yield Fund                         July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2016
Invesco Money Market Fund                       July 1, 2007     June 30, 2016
Invesco Real Estate Fund                        July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------

Invesco American Value Fund                   February 12, 2010  June 30, 2016
Invesco Comstock Fund                         February 12, 2010  June 30, 2016
Invesco Energy Fund                             July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2016
Invesco Technology Fund                         July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------

Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------

Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Core Plus Bond Fund               April 30, 2015    June 30, 2016
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------

Invesco Balanced-Risk Aggressive Allocation
  Fund                                         January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------

Invesco Conservative Income Fund                  July 1, 2014   June 30, 2016

                               CLOSED-END FUNDS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------

Invesco Advantage Municipal Income Trust II       May 15, 2012   June 30, 2016
Invesco Bond Fund                                 May 15, 2012   June 30, 2016
Invesco California Value Municipal Income Trust   May 15, 2012   June 30, 2016
Invesco Dynamic Credit Opportunities Fund         May 15, 2012   June 30, 2016
Invesco Exchange Fund                             May 15, 2012   June 30, 2016
Invesco High Income Trust II                      May 15, 2012   June 30, 2016
Invesco Municipal Income Opportunities Trust      June 1, 2010   June 30, 2016
Invesco Municipal Opportunity Trust               May 15, 2012   June 30, 2016
Invesco Municipal Trust                           May 15, 2012   June 30, 2016
Invesco Pennsylvania Value Municipal Income
  Trust                                           May 15, 2012   June 30, 2016
Invesco Quality Municipal Income Trust            June 1, 2010   June 30, 2016
Invesco Senior Income Trust                       May 15, 2012   June 30, 2016
Invesco Senior Loan Fund                          May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade Municipals May 15, 2012 June 30, 2016 Invesco Trust for Investment Grade New York
  Municipals                                      May 15, 2012   June 30, 2016
Invesco Value Municipal Income Trust              June 1, 2010   June 30, 2016

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 29
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

       This amendment effective as of April 30, 2015, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

       WHEREAS, the parties desire to amend the Agreement to change the name of Invesco V.I. Diversified Income Fund to Invesco V.I. Core Plus Bond Fund and to reduce the advisory fee schedule;

       NOW, THEREFORE, the parties agree that:

       1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

                                                            EFFECTIVE DATE OF
                       NAME OF FUND                         ADVISORY AGREEMENT
                       ------------                         ------------------
Invesco V.I. Balanced-Risk Allocation Fund                  January 7, 2011
Invesco V.I. Core Equity Fund                               May 1, 2000
Invesco V.I. Core Plus Bond Fund                            May 1, 2000
Invesco V.I. Global Health Care Fund                        April 30, 2004
Invesco V.I. Global Real Estate Fund                        April 30, 2004
Invesco V.I. Government Securities Fund                     May 1, 2000
Invesco V.I. High Yield Fund                                May 1, 2000
Invesco V.I. International Growth Fund                      May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund                       September 10, 2001
Invesco V.I. Money Market Fund                              May 1, 2000
Invesco V.I. Small Cap Equity Fund                          September 1, 2003
Invesco V.I. Technology Fund                                April 30, 2004
Invesco V.I. Managed Volatility Fund                        April 30, 2004
Invesco V.I. Diversified Dividend Fund                      February 12, 2010
Invesco V.I. S&P 500 Index Fund                             February 12, 2010
Invesco V.I. Equally-Weighted S&P 500 Fund                  February 12, 2010
Invesco V.I. American Franchise Fund                        February 12, 2010
Invesco V.I. American Value Fund                            February 12, 2010
Invesco V.I. Comstock Fund                                  February 12, 2010
Invesco V.I. Equity and Income Fund                         February 12, 2010
Invesco V.I. Global Core Equity Fund                        February 12, 2010
Invesco V.I. Growth and Income Fund                         February 12, 2010
Invesco V.I. Mid Cap Growth Fund                            February 12, 2010
Invesco V.I. Value Opportunities Fund                       September 10, 2001

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

       The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                  INVESCO V.I. BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                         ANNUAL RATE*
----------                                                         ------------

First $250 million                                                    0.95%
Next $250 million                                                     0.925%
Next $500 million                                                     0.90%
Next $1.5 billion                                                     0.875%
Next $2.5 billion                                                     0.85%
Next $2.5 billion                                                     0.825%
Next $2.5 billion                                                     0.80%
Over $10 billion                                                      0.775%

* To the extent Invesco V.I. Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund IV Ltd., a direct wholly-owned subsidiary of Invesco V.I. Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco V.I. Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund IV Ltd.

                     INVESCO V.I. VALUE OPPORTUNITIES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million                                                     0.695%
Next $250 million                                                      0.67%
Next $500 million                                                      0.645%
Next $1.5 billion                                                      0.62%
Next $2.5 billion                                                      0.595%
Next $2.5 billion                                                      0.57%
Next $2.5 billion                                                      0.545%
Over $10 billion                                                       0.52%

                         INVESCO V.I. CORE EQUITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million                                                     0.65%
Over $250 million                                                      0.60%

                       INVESCO V.I. CORE PLUS BOND FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million                                                     0.450%
Next $500 million                                                      0.425%
Next $1.5 billion                                                      0.400%
Next $2.5 billion                                                      0.375%
Over $5 billion                                                        0.350%

                      INVESCO V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million                                                     0.745%
Next $250 million                                                      0.73%
Next $500 million                                                      0.715%
Next $1.5 billion                                                      0.70%
Next $2.5 billion                                                      0.685%
Next $2.5 billion                                                      0.67%
Next $2.5 billion                                                      0.655%
Over $10 billion                                                       0.64%

                     INVESCO V.I. GLOBAL HEALTH CARE FUND
                     INVESCO V.I. GLOBAL REAL ESTATE FUND
                         INVESCO V.I. TECHNOLOGY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million                                                     0.75%
Next $250 million                                                      0.74%
Next $500 million                                                      0.73%
Next $1.5 billion                                                      0.72%
Next $2.5 billion                                                      0.71%
Next $2.5 billion                                                      0.70%
Next $2.5 billion                                                      0.69%
Over $10 billion                                                       0.68%

                    INVESCO V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million                                                     0.50%
Over $250 million                                                      0.45%

                         INVESCO V.I. HIGH YIELD FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $200 million                                                     0.625%
Next $300 million                                                      0.55%
Next $500 million                                                      0.50%
Over $1 billion                                                        0.45%

                    INVESCO V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million                                                     0.75%
Over $250 million                                                      0.70%

                     INVESCO V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million                                                     0.725%
Next $500 million                                                      0.700%
Next $500 million                                                      0.675%
Over $1.5 billion                                                      0.65%

                        INVESCO V.I. MONEY MARKET FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million                                                     0.40%
Over $250 million                                                      0.35%

                     INVESCO V.I. MANAGED VOLATILITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
All Assets                                                             0.60%

                    INVESCO V.I. DIVERSIFIED DIVIDEND FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million                                                     0.545%
Next $750 million                                                      0.42%
Next $1 billion                                                        0.395%
Over $2 billion                                                        0.37%

                     INVESCO V.I. GLOBAL CORE EQUITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion                                                       0.67%
Next $500 million                                                      0.645%
Next $1 billion                                                        0.62%
Next $1 billion                                                        0.595%
Next $1 billion                                                        0.57%
Over $4.5 billion                                                      0.545%

                        INVESCO V.I. S&P 500 INDEX FUND
                  INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND

 NET ASSETS                                                         ANNUAL RATE
 ----------                                                         -----------
 First $2 billion..................................................    0.12%
 Over $2 billion...................................................    0.10%

                     INVESCO V.I. AMERICAN FRANCHISE FUND

 NET ASSETS                                                         ANNUAL RATE
 ----------                                                         -----------
 First $250 million................................................    0.695%
 Next $250 million.................................................     0.67%
 Next $500 million.................................................    0.645%
 Next $550 million.................................................     0.62%
 Next $3.45 billion................................................     0.60%
 Next $250 million.................................................    0.595%
 Next $2.25 billion................................................     0.57%
 Next $2.5 billion.................................................    0.545%
 Over $10 billion..................................................     0.52%

                          INVESCO V.I. COMSTOCK FUND
                      INVESCO V.I. GROWTH AND INCOME FUND

 NET ASSETS                                                         ANNUAL RATE
 ----------                                                         -----------
 First $500 million................................................    0.60%
 Over $500 million.................................................    0.55%

                      INVESCO V.I. EQUITY AND INCOME FUND

 NET ASSETS                                                         ANNUAL RATE
 ----------                                                         -----------
 First $150 million................................................    0.50%
 Next $100 million.................................................    0.45%
 Next $100 million.................................................    0.40%
 Over $350 million.................................................    0.35%

                       INVESCO V.I. MID CAP GROWTH FUND

 NET ASSETS                                                         ANNUAL RATE
 ----------                                                         -----------
 First $500 million................................................    0.75%
 Next $500 million.................................................    0.70%
 Over $1 billion...................................................    0.65%

                       INVESCO V.I. AMERICAN VALUE FUND

 NET ASSETS                                                         ANNUAL RATE
 ----------                                                         -----------
 First $1 billion..................................................    0.72%
 Over $1 billion...................................................    0.65%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

                                                   AIM VARIABLE INSURANCE FUNDS
                                             (INVESCO VARIABLE INSURANCE FUNDS)

Attest:  /s/ Peter Davidson             By:  /s/ John M. Zerr
         -----------------------------       ----------------------------------
         Assistant Secretary                 John M. Zerr
                                             Senior Vice President
(SEAL)
                                                         INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson             By:  /s/ John M. Zerr
         -----------------------------       ----------------------------------
         Assistant Secretary                 John M. Zerr
                                             Senior Vice President
(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 12

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment effective as of April 30, 2015, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desires to change the name of Invesco V.I. Diversified Income Fund to Invesco V.I. Core Plus Bond Fund;

   NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

Invesco V.I. Balanced-Risk Allocation Fund  Invesco V.I. Managed Volatility Fund
Invesco V.I. Core Equity Fund               Invesco V.I. Diversified Dividend Fund
Invesco V.I. Core Plus Bond Fund            Invesco V.I. S&P 500 Index Fund
Invesco V.I. Global Health Care Fund        Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Global Real Estate Fund        Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund     Invesco V.I. American Value Fund
Invesco V.I. High Yield Fund                Invesco V.I. Comstock Fund
Invesco V.I. International Growth Fund      Invesco V.I. Equity and Income Fund
Invesco V.I. Mid Cap Core Equity Fund       Invesco V.I. Global Core Equity Fund
Invesco V.I. Money Market Fund              Invesco V.I. Growth and Income Fund
Invesco V.I. Small Cap Equity Fund          Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Technology Fund                Invesco V.I. Value Opportunities Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------

                                          Name:   John M. Zerr
                                                  ------------------------------

                                          Title:  Senior Vice President
                                                  ------------------------------

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------

                                          Name:   Harsh Damani
                                                  ------------------------------

                                          Title:  Chief Financial Officer,
                                                  Funds Senior Vice President
                                                  Fund Administration
                                                  ------------------------------

                                          By:     /s/ David C. Warren
                                                  ------------------------------

                                          Name:   David C. Warren
                                                  ------------------------------

                                          Title:  Executive Vice President &
                                                  Chief Financial Officer
                                                  ------------------------------

                                       INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                       Sub-Adviser

                                       By:     /s/ C. Puschmann /s/ L. Baumann
                                               ---------------------------------

                                       Name:   C. Puschmann     L. Baumann
                                               ---------------------------------

                                       Title:  MD               Proxy Holder
                                               ---------------------------------

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ M. McLoughlin
                                                  ------------------------------

                                          Name:   M. McLoughlin
                                                  ------------------------------

                                          Title:  Director
                                                  ------------------------------

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ M. Hasegawa
                                                  ------------------------------

                                          Name:   Masakazu Hasegawa
                                                  ------------------------------

                                          Title:  Managing Director
                                                  ------------------------------

                                         INVESCO HONG KONG LIMITED

                                         Sub-Adviser

                                         By:     /s/ Terry Pan   /s/ Fanny Lee
                                                 -------------------------------

                                         Name:   Terry Pan       Fanny Lee
                                                 -------------------------------

                                         Title:  Director        Director
                                                 -------------------------------

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser

                                        By:     /s/ Jeffrey H. Kupor
                                                --------------------------------

                                        Name:   Jeffrey H. Kupor
                                                --------------------------------

                                        Title:  Secretary & General Counsel
                                                --------------------------------

                                                               Sub-Item 77Q1(e)

                             TERMINATION AGREEMENT

       This Agreement is made as of January 16, 2015, by and among Invesco Advisers, Inc. (the "Adviser") and Invesco Australia Limited (the "Subadviser").

                                  BACKGROUND

       The Adviser has entered into an investment advisory agreement with each of the Trusts (the "Trusts"), each on behalf of itself and its series portfolios, if any, listed on Schedules A and B hereto, and with Invesco Exchange Fund (the "Limited Partnership") (collectively, the "Invesco Funds"). The Adviser is authorized to delegate certain of its rights and obligations under the advisory agreements to subadvisers and has entered into Master Intergroup Sub-Advisory Contracts for Mutual Funds with certain affiliated subadvisers including the Subadviser (the "Subadvisory Contracts").

       Capitalized terms not defined herein, are used as defined in the Subadvisory Contracts. The Adviser and the Subadviser desire to terminate the Subadvisory Contracts solely with respect to the Subadviser. Pursuant to
Section 11 of the Subadvisory Contracts, the contracts may be terminated at any time without the payment of any penalty with sixty (60) days' written notice from the Adviser to the Subadviser or from the Subadviser to a Trust or to the Limited Partnership.

       Upon termination, the Adviser will assume all the duties and responsibilities of the Subadviser. The Subadviser has not undertaken any current duties under the Subadvisory Contracts and has no existing obligations or responsibilities thereunder. The Adviser and the Subadviser, with notice to and consent of the Invesco Funds, desire to terminate the Subadvisory Contracts solely with respect to the Subadviser with immediate effect.

       NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto, as follows:

       1. Effective on execution of this Agreement, all Subadvisory Contracts are terminated with respect to the Subadviser.

       2. Notice to and Consent of Invesco Funds. This Agreement provides notice to each of the Invesco Funds of the termination of the Subadviser. By signing this Agreement, each Trust, on behalf of itself and its series portfolios, and the Limited Partnership acknowledge that the Subadvisory Contracts between the Adviser and the Subadviser will terminate immediately with respect to the Subadviser, and waives the requirement for sixty (60) days prior notice.

       3. Effect on Other Contracts. For ease of administration, the Subadvisory Contracts were signed by multiple parties including other subadvisers. It is understood and agreed that this Termination Agreement only constitutes an agreement between the Adviser and the Subadviser and in no way releases or affects any of the other Subadvisers or any other Subadvisory Contracts.

       4. Release. In consideration of the early termination of the Subadvisory Contracts, the Subadviser releases the Adviser and each of the Invesco Funds from any conditions or liabilities under the Subadvisory Contracts. The Subadviser acknowledges that no compensation is due to the Subadviser upon this release.

       IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their officers as the day and year above first written.

                                   INVESCO ADVISERS, INC.

                                   By:     John M. Zerr
                                           -------------------------------------
                                   Name:   John M. Zerr
                                   Title:  Senior Vice President

                                   INVESCO AUSTRALIA LIMITED

                                   By:     /s/ Nick Burrell     /s/ Mark Yesberg
                                           -------------------------------------
                                   Name:   Nick Burrell         Mark Yesberg
                                   Title:  Company Secretary    Director

NOTICE ACKNOWLEDGED AND CONSENT TO IMMEDIATE TERMINATION

                                          Each Trust (listed on Schedule A) on
                                          behalf of itself and each Fund listed
                                          on Schedule A

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President
                                                  ------------------------------

                                          AIM Treasurer's Series Trust (Invesco
                                          Treasurer's Series Trust), on behalf
                                          of itself and each Portfolio listed
                                          on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President
                                                  ------------------------------

                                          Short-Term Investments Trust, on
                                          behalf of itself and each Portfolio
                                          listed on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President
                                                  ------------------------------

                                          Invesco Exchange Fund (listed on
                                          Schedule A), a California limited
                                          partnership

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President
                                                  ------------------------------

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Invesco American Franchise Fund
Invesco California Tax-Free Income Trust
Invesco Core Plus Bond Fund
Invesco Equally-Weighted S & P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S & P 500 Index Fund
Invesco Small Cap Discovery Fund
Invesco Strategic Real Return Fund

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Invesco Charter Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Conservative Allocation Fund
Invesco Convertible Securities Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Multi-Asset Inflation Fund
Invesco Moderate Allocation Fund
Invesco Small Cap Growth Fund
Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Markets Strategy Fund
Invesco Global Targeted Returns Fund
Invesco International Total Return Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro International Equity Fund
Invesco Macro Long/Short Fund
Invesco MLP Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Select Companies Fund
Invesco Strategic Income Fund
Invesco Unconstrained Bond Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Invesco American Value Fund
Invesco Comstock Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Gold & Precious Metals Fund
Invesco Mid Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Fund
Invesco Municipal Income Fund
Invesco New York Tax Free Income Fund
Invesco Tax-Exempt Cash Fund
Invesco Tax-Free Intermediate Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Equally-Weighted S & P 500 Fund
Invesco V.I. Equity And Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth And Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Money Market Fund
Invesco V.I. S & P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

Closed-End Funds

Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Total Property Market Income Fund
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SCHEDULE B

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Premier Portfolio
Premier Tax-Exempt Portfolio

SHORT-TERM INVESTMENTS TRUST

Government & Agency Portfolio
Government Tax Advantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Portfolio